UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2019

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31293 (Commission File Number)	77-0487526 (I.R.S. Employer Identification Number)

One Lagoon Drive

Redwood City, California 94065

(650) 598-6000

(Addresses of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2019, Equinix, Inc. (“Equinix”) made the following announcements relating to its management team:

Karl Strohmeyer, Equinix’s President, Americas, will be appointed to the newly created role of Chief Customer and Revenue Officer, overseeing Equinix’s overall go-to-market strategy. Reporting to Mr. Strohmeyer will be Sales, Marketing, Customer Care and Experience, Commercial Solutions, and Equinix’s regional management across the Americas, EMEA and Asia-Pacific. In connection with his appointment, Mr. Strohmeyer will no longer serve as President, Americas.

Sara Baack, Equinix’s Chief Marketing Officer, will take on the role of Chief Product Officer, leading Product Marketing, Management, Development and Engineering across core colocation and interconnection offerings, as well as overseeing Equinix’s edge services portfolio.

Eric Schwartz, Equinix’s President, EMEA, will be appointed to the role of Chief Strategy and Development Officer, overseeing Corporate Strategy, Corporate Development, Business Development, Real Estate, Capital Planning and Equinix’s hyperscale initiatives. In connection with his appointment, Mr. Schwartz will no longer serve as President, EMEA.

Mr. Strohmeyer, Ms. Baack and Mr. Schwartz will assume their new roles in early Q2 2019.

Additionally, on March 11, 2019, Samuel Lee, President, Asia Pacific, and Equinix agreed that his last day of employment will be August 31, 2019. Mr. Lee has been a valuable part of Equinix for the past 18 years and has helped make the Asia Pacific region an important part of Equinix’s global platform. Mr. Lee will stay on to provide support during this transition period, including by helping to identify a successor.

Item 7.01.	Regulation FD Disclosure.

On March 13, 2019, Equinix issued a press release related to the management team changes described above in Item 5.02. A copy of that press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Equinix, Inc. dated March 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: March 13, 2019	By:	/s/ Keith D. Taylor
Keith D. Taylor
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Equinix, Inc. dated March 13, 2019.